Exhibit 99.1

News For Immediate Release

Memorial Resource Development Corp. Announces Meeting Date

and Record Date for Special Meeting

HOUSTON, July 18, 2016 – Memorial Resource Development Corp. (Nasdaq: MRD) announced today that it will hold a special meeting of stockholders in connection with the proposed merger with Range Resources Corporation (“Range”) (NYSE: RRC) on September 15, 2016 at 10:00 a.m. Central Time, at MRD’s offices at 500 Dallas Street, Suite 1800, Houston, Texas 77002. At the special meeting, MRD stockholders will meet for the following purposes: (i) to vote on a proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger; (ii) to vote on a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to MRD’s named executive officers in connection with the merger; and (iii) to vote on a proposal to approve the adjournment of the MRD special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to approve the first proposal listed above.

MRD stockholders of record at the close of business on August 10, 2016, will be entitled to receive notice of the special meeting and to vote at the special meeting.

As previously announced on May 15, 2016, MRD, Range and Medina Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Range, entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Range will acquire MRD in exchange for shares of Range common stock. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into MRD, with MRD continuing as the surviving entity and a wholly owned subsidiary of Range. Under the terms of the Merger Agreement, each issued and outstanding share of MRD common stock will be converted into the right to receive 0.375 of a share of Range common stock. Following the approval by MRD shareholders and Range stockholders and certain closing conditions, the merger is expected to close during the third quarter 2016.

About Memorial Resource Development Corp.

Memorial Resource Development Corp. is an independent natural gas and oil company engaged in the acquisition, exploration and development of natural gas and oil properties in North Louisiana. For more information, please visit our website at www.memorialrd.com.

Important Information for Investors and Shareholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between Range Resources Corporation “Range” and MRD.

In connection with the proposed transaction, Range has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (333-211994) on June 13, 2016, as amended by Amendment No. 1 thereto as filed with the SEC on July 14, 2016, that includes a joint proxy statement of Range and MRD and also constitutes a prospectus of Range. Each of Range and MRD also plan to file other relevant documents with the SEC regarding the proposed transactions. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. The definitive joint proxy statement/prospectus(es) for Range and/or MRD will be mailed to shareholders of Range and/or MRD, as applicable.

INVESTORS AND SECURITY HOLDERS OF RANGE AND MRD ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S), PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Range and MRD, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Range will be available free of charge on Range’s internet website at http://www.rangeresources.com or by contacting Range’s Investor Relations Department by email at lsando@rangeresources.com, damend@rangeresources.com, mfreeman@rangeresources.com, or by phone at 817-869-4267. Copies of the documents filed with the SEC by MRD will be available free of charge on MRD’s internet website at http://www.memorialrd.com or by phone at 713-588-8339.

Range, MRD and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of MRD is set forth in MRD’s proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on April 1, 2016. Information about the directors and executive officers of Range is set forth in its proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on April 8, 2016. These documents can be obtained free of charge from the sources indicated above.

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Range or MRD using the sources indicated above.

Cautionary Statement Concerning Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “will,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. Such forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond MRD’s control. All statements, other than historical facts included in this press release, that address activities, events or developments that MRD expects or anticipates will or may occur in the future, including such things as MRD’s future capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strengths, goals, expansion and growth of MRD’s business and operations, plans, market conditions, references to future success, references to intentions as to future matters and other such matters are forward-looking statements. All forward-looking statements speak only as of the date of this press release. Although MRD believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements.

MRD cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond MRD’s control, incident to the exploration for and development, production, gathering and sale of natural gas and oil. These risks include, but are not limited to: commodity price volatility; inflation; lack of availability of drilling and production equipment and services; environmental risks; drilling and other operating risks; regulatory changes; the uncertainty inherent in estimating natural gas and oil reserves and in projecting future rates of production, cash flow and access to capital; and the timing of development expenditures. Information concerning these and other factors can be found in MRD’s filings with the SEC, including its Forms 10-K, 10-Q and 8-K. Consequently, all of the forward-looking statements made in this press release are qualified by these cautionary statements and there can be no assurances that the actual results or developments anticipated by MRD will be realized, or even if realized, that they will have the expected consequences to or effects on MRD, its business or operations. MRD has no intention, and disclaims any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Initial production rates are subject to decline over time and should not be regarded as reflective of sustained production levels.

Contact:

Memorial Resource Development Corp.

Hays Mabry – Senior Manager, Investor Relations

(713) 588-8339

ir@memorialrd.com

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